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Exhibit 99.1

[OUTLOOK GROUP CORP. LOGO]

NEWS RELEASE                               For Additional Information Contact:
                                           Paul M. Drewek, CFO
FOR IMMEDIATE RELEASE                      (920) 727-8566
                                           Joseph J. Baksha, CEO
                                           (920) 727-8585

            OUTLOOK GROUP REPORTS FOURTH QUARTER AND YEAR-END RESULTS

NEENAH, WIS., JULY 14, 2006.....Outlook Group Corp. (Nasdaq: OUTL) today reported results for the fourth quarter and fiscal year ended May 31, 2006.

FOURTH QUARTER FISCAL 2006 HIGHLIGHTS

      - Net sales for the fourth quarter of fiscal 2006 were $22,510,000, a 3.4% increase from sales of $21,761,000 for the same period in the prior year.

      - Net earnings were $388,000 or $0.11 per diluted share for the fourth quarter of fiscal 2006, compared to earnings of $676,000 or $0.20 per diluted share for the comparable prior period.

      - Net earnings for the fourth quarter of fiscal 2006 include expenses of $345,000 or $0.10 per diluted share related to the proposed acquisition of Outlook Group by Vista Group Holdings LLC. Most of the acquisition-related expenses are non-deductible for tax purposes.

FULL YEAR FISCAL 2006 HIGHLIGHTS

      - Net sales for fiscal 2006 were $85,936,000, a 13.7% increase from sales of $75,589,000 for fiscal 2005.

      - Net earnings were $2,248,000 or $0.65 per diluted share for fiscal 2006, compared to earnings of $3,227,000 or $0.94 per diluted share for the prior fiscal year.

      - The fiscal 2005 earnings included after-tax recovery of a prior period bad debt of $722,000 or $0.21 per diluted share.

      - The fiscal 2006 earnings include expenses of $509,000 or $0.15 per diluted share related to the proposed acquisition of Outlook Group by Vista Group Holdings LLC.

                                     -more

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A special meeting of Outlook Group shareholders to vote on the proposed acquisition will be held on July 19, 2006. Subject to the shareholder vote, Vista financing and other closing conditions, Outlook Group expects that the transaction will close in July.

ABOUT OUTLOOK GROUP

Outlook Group Corp. is a printing, packaging and direct marketing company offering a variety of related services to clients in markets including contract packaging, collateral information management and distribution, direct marketing components and services, packaging components and materials and specialty print related services. The company leverages its core competencies by cross-selling services to provide a single-source solution for its clients.

Outlook Group shareholders are urged to read the proxy statement for the July 19, 2006 special meeting of shareholders for the purpose of voting on the proposed acquisition. This proxy statement has been filed with the Securities and Exchange Commission and has been mailed to all shareholders. Interested persons can obtain the proxy statement free of charge at the Securities and Exchange Commission's website at www.sec.gov.

The discussions of potential future transactions and the effects of those transactions in this press release are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those anticipated. In particular, consummation of the proposed acquisition is subject to a number of conditions, including the Outlook Group shareholder vote, Vista's financing and other customary conditions, as further described in the proxy statement. Therefore, as with any transaction, completion cannot be assured. In addition, Outlook Group's periodic filings with the Securities and Exchange Commission discuss a number of other factors which may affect its future operations. Outlook Group shareholders and other readers are urged to consider these factors carefully in evaluating the forward-looking statements. The statements made herein are only made as of the date of this press release and neither Outlook Group nor Vista undertakes any obligation to publicly update such statements to reflect subsequent events or circumstances.

                                     -more-

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                      OUTLOOK GROUP CORP. AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
               (in thousands, except share and per share amounts)

                                                 THREE-MONTH PERIOD ENDED           TWELVE-MONTH PERIOD ENDED
                                                 ------------------------           -------------------------
                                                   MAY 31,           May 31,          MAY 31,          May 31,
                                                    2006              2005             2006             2005
                                                ----------       ----------        ----------       ----------
Net sales                                       $   22,510       $   21,761        $   85,936       $   75,589
Cost of goods sold                                  18,183           17,442            69,708           60,113
                                                ----------       ----------        ----------       ----------
    Gross profit                                     4,327            4,319            16,228           15,476
Recovery of bad debt                                     -                -                 -           (1,214)
Selling, general and
    administrative expenses                          3,385            3,001            11,934           11,122
                                                ----------       ----------        ----------       ----------
    Operating profit                                   942            1,318             4,294            5,568
Other income (expense):
    Interest expense                                  (169)             (73)             (485)            (225)
    Interest and other income                           29               30                93               80
                                                ----------       ----------        ----------       ----------
Earnings from operations before
    income taxes                                       802            1,275             3,902            5,423
Income tax expense                                     414              599             1,654            2,196
                                                ----------       ----------        ----------       ----------

Net earnings                                    $      388       $      676        $    2,248       $    3,227
                                                ==========       ==========        ==========       ==========

Earnings per common share:
    Basic                                       $     0.11       $     0.20        $     0.66       $     0.95
                                                ==========       ==========        ==========       ==========
    Diluted                                     $     0.11       $     0.20        $     0.65       $     0.94
                                                ==========       ==========        ==========       ==========
Weighted average number of shares
    outstanding:
    Basic                                        3,401,199        3,385,477         3,395,144        3,385,477
                                                ==========       ==========        ==========       ==========
    Diluted                                      3,477,752        3,436,011         3,472,363        3,431,945
                                                ==========       ==========        ==========       ==========

              SELECTED CONSOLIDATED BALANCE SHEET DATA (UNAUDITED)
                             (Dollars in thousands)

                                                      MAY 31, 2006                 May 31, 2005
                                                      ------------                 ------------
Ratio Analysis
Total current assets                                  $     23,005                 $     23,977
Total current liabilities                             $     12,441                 $     11,122
Total long-term debt (including
     current maturities)                              $      6,425                 $      5,350
Shareholders' equity                                  $     34,844                 $     33,106
Current ratio                                                 1.85                         2.16
Long-term debt to total capitalization                        15.6%                        13.9%

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